                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Glenn D. Lammey

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Glenn D. Lammey                                   Dated as of November 10, 2010
       ----------------------------------------------------
       Glenn D. Lammey

                                   APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of November 10, 2010
Filed on Form N-4
File Numbers:

333-101924                           333-148565
333-101926                           333-148566
333-101928                           333-159547
333-101930                           333-168987
333-101933                           333-168989
333-101935                           333-19607
333-101936                           333-34998
333-101939                           333-39608
333-101941                           333-39620
333-101943                           333-40410
333-101945                           333-45303
333-101947                           333-50465
333-101949                           333-52707
333-101951                           333-66345
333-101953                           333-66935
333-101955                           333-69429
333-102628                           333-69487
333-104357                           333-69491
333-105255                           333-76419
333-105256                           333-76423
333-105259                           333-76425
333-105261                           333-91921
333-105267                           333-91931
333-105272                           333-91933
333-119416                           333-95781
333-119418                           333-95785
333-119420                           333-95789
333-119421                           33-56790
333-119423                           33-60702
333-136545                           33-73568
333-136548                           33-73572
333-148555                           33-80732
333-148561                           33-83660
333-148562

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               Gregory McGreevey

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Gregory McGreevey                                 Dated as of November 10, 2010
       ----------------------------------------------------
       Gregory McGreevey

                                   APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of November 10, 2010
Filed on Form N-4
File Numbers:

333-101924                           333-148565
333-101926                           333-148566
333-101928                           333-159547
333-101930                           333-168987
333-101933                           333-168989
333-101935                           333-19607
333-101936                           333-34998
333-101939                           333-39608
333-101941                           333-39620
333-101943                           333-40410
333-101945                           333-45303
333-101947                           333-50465
333-101949                           333-52707
333-101951                           333-66345
333-101953                           333-66935
333-101955                           333-69429
333-102628                           333-69487
333-104357                           333-69491
333-105255                           333-76419
333-105256                           333-76423
333-105259                           333-76425
333-105261                           333-91921
333-105267                           333-91931
333-105272                           333-91933
333-119416                           333-95781
333-119418                           333-95785
333-119420                           333-95789
333-119421                           33-56790
333-119423                           33-60702
333-136545                           33-73568
333-136548                           33-73572
333-148555                           33-80732
333-148561                           33-83660
333-148562

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               David N. Levenson

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David N. Levenson                                 Dated as of November 10, 2010
       ----------------------------------------------------
       David N. Levenson

                                   APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of November 10, 2010
Filed on Form N-4
File Numbers:

333-101924                           333-148565
333-101926                           333-148566
333-101928                           333-159547
333-101930                           333-168987
333-101933                           333-168989
333-101935                           333-19607
333-101936                           333-34998
333-101939                           333-39608
333-101941                           333-39620
333-101943                           333-40410
333-101945                           333-45303
333-101947                           333-50465
333-101949                           333-52707
333-101951                           333-66345
333-101953                           333-66935
333-101955                           333-69429
333-102628                           333-69487
333-104357                           333-69491
333-105255                           333-76419
333-105256                           333-76423
333-105259                           333-76425
333-105261                           333-91921
333-105267                           333-91931
333-105272                           333-91933
333-119416                           333-95781
333-119418                           333-95785
333-119420                           333-95789
333-119421                           33-56790
333-119423                           33-60702
333-136545                           33-73568
333-136548                           33-73572
333-148555                           33-80732
333-148561                           33-83660
333-148562